Filed pursuant to Rule 497(e)
Registration Nos. 033-162066; 811-22335

Supplement dated July 11, 2014 to

Evermore Funds Trust

Statement of Additional Information
dated April 30, 2014

This supplement makes the following amendment to disclosure in the Statement of Additional Information (“SAI”) for the Evermore Funds Trust (the “Trust”).

Effective July 1, 2014, John Canning has replaced Gino Malaspina as Chief Compliance Officer of the Trust.  As a result, all references to Mr. Malaspina are removed from the SAI and the following information supplements the Officers’ table in the SAI as follows:

Officers

Name, Year of Birth and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
John Canning (born 1970) 89 Summit Avenue 3rd Floor Summit, NJ 07901	Chief Compliance Officer; Anti Money Laundering Officer	Indefinite Terms; CCO since 2014; AML Officer since 2014	Managing Director, Cipperman Compliance Services, LLC (2011 – present); formerly, Director of Mutual Fund Administration of Nationwide Fund Group (2008-2011).
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(1) The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust, although various positions may have been held during the period.

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Please retain this supplement for future reference.